Roundhill BIG Bank ETF
Schedule of Investments
September 30, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS — 16.5%
Banks — 16.5%
Bank of America Corp.	6,204	$169,865
Citigroup, Inc.	4,151	170,731
Goldman Sachs Group, Inc.	373	120,692
JPMorgan Chase & Co.	591	85,707
Morgan Stanley	2,097	171,262
Wells Fargo & Co.	3,533	144,358
TOTAL COMMON STOCKS (Cost $899,670)		862,615

SHORT-TERM INVESTMENTS - 96.4%
Money Market Fund — 15.3%
First American Government Obligations Fund, Class X, 5.26% (a)	797,396	797,396
Total Money Market Fund (Cost $797,396)		797,396

U.S. Treasury Bills — 81.1%
5.41%, 10/03/2023 (b)(c)	4,241,000	4,239,759
Total U.S. Treasury Bills (Cost $4,239,759)		4,239,759
TOTAL SHORT-TERM INVESTMENTS (Cost $5,037,155)		5,037,155

TOTAL INVESTMENTS (Cost $5,936,825) — 112.9%		5,899,770
Other assets and liabilities, net — (12.9)%		(676,036)
NET ASSETS — 100.0%		$5,223,734

(a)	The rate shown is the seven day yield at period end.
(b)	The rate shown is the effective yield as of September 30, 2023.
(c)	Held as collateral for total return swaps.
Percentages are stated as a percent of net assets.

		Percentage of Net Assets
	COMMON STOCKS	16.5%
	SHORT-TERM INVESTMENTS	96.4%
	TOTAL INVESTMENTS	112.9%
	Other assets and liabilities, net	-12.9%
	NET ASSETS	100.0%

Roundhill BIG Bank ETF
Schedule of Total Return Swaps
September 30, 2023 (Unaudited)

Long Total Return Equity Swaps	Fund Pays/Receives Reference Entity	Counterparty	Payment Frequency	Financing Rate	Expiration Date	Upfront Premiums Paid/Received	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Bank of America Corp. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	$-	$699,659	$(12,120)
Citigroup, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	-	746,285	(55,507)
Goldman Sachs Group, Inc. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	-	723,625	14,762
JPMorgan Chase & Co. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	-	683,227	79,143
Morgan Stanley Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	-	720,583	(34,228)
Wells Fargo & Co. Swap	Receives	Nomura Securities International, Inc.	At Maturity	Overnight Bank Funding Rate Index + 0.50%	April 2, 2024	-	669,942	47,601
						$-	$4,243,321	$39,651

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of September 30, 2023:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$862,615	$-	$-	$862,615
Money Market Fund	797,396	-	-	797,396
U.S. Treasury Bills	-	4,239,759	-	4,239,759
Total Investments - Assets	$1,660,011	$4,239,759	$-	$5,899,770

Swap Contracts^
Long Total Return Equity Swap Contracts	$39,651	$-	$-	$39,651
Total Swap Contracts	$39,651	$-	$-	$39,651

* See the Schedule of Investments for industry classifications.
^ Swap contracts are derivative instruments, which are presented at the unrealized appreciation/depreciation on the instrument.